UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________

FORM 8-K
_________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2018

Bare Metal Standard, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number: 000-55018

Idaho	47-5572388
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

3604 S. Banner Street, Boise, Idaho	83709
(Address of principal executive offices)	(Zip Code)

(208) 898-9379
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01

 On January 3rd, 2018, Bare Metal Standard, Inc. (the “Company”) applied with the Financial Industry Regulatory Authority (FINRA) for a new trading symbol replacing the existing trading symbol “BRRM”.

FINRA has announced on January 5, 2018 affective at the beginning of the trading day January 8, 2018 Bare Metal Standard trading symbol will change from “BRRM” to “BRMT”.  The CUSIP number for the common stock will remain the same.

A copy of the Company’s press release dated January 5, 2018 announcing the ticker symbol changes is attached as exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

9d)          Exhibits

99.1 Press Release dated January 5, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Bare Metal Standard Inc.
Registrant

Date: January 5, 2018	By: /s/ James Bedal
James Bedal CEO/Director